                                                                    Exhibit 99.1

                               PURCHASE AGREEMENT

         This Purchase Agreement (this "Agreement"), dated as of September 18, 2003, is by and among Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), the client accounts of Cohen & Steers, as set forth on Schedule A (each a "Purchaser" and collectively, the "Purchasers"), and Summit Properties Inc., a Maryland corporation (the "Seller").

         WHEREAS, the Purchasers desire to purchase from Seller, and Seller desires to issue and sell to the Purchasers, 2,300,000 shares of common stock, par value $.01 per share (the "Shares");

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. Purchase and Sale. Subject to the terms and conditions hereof, the Purchasers hereby agree to purchase from Seller, and Seller agrees to issue and sell to the Purchasers, the Shares at a price per share of $21.81 for an aggregate purchase price of $50,163,000 (the "Purchase Price").

2. Representations and Warranties of Purchaser. Each Purchaser represents and warrants that:

         (a) Due Authorization. Such Purchaser is duly authorized to purchase the Shares. This Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes a legal, valid and binding agreement of such Purchaser, or of Cohen & Steers on behalf of such Purchaser, enforceable against such Purchaser in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and discretion of the court before which any proceeding therefor may be brought.

         (b) Prospectus and Prospectus Supplement. Such Purchaser has received a copy of Seller's Prospectus dated August 6, 1999 (together with the Prospectus Supplement to be delivered to Seller prior to the Closing (as defined in Paragraph 5 of this Agreement), the "Prospectus").

         (c) Not a Party in Interest; Disqualified Person. With respect to Seller, such Purchaser is not a "party in interest" as such phrase is used in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a "disqualified person" as such phrase is used in the Internal Revenue Code of 1986, as amended ("Code").

         (d) Not a Prohibited Transaction. The purchase of the Shares from Seller will not give rise to a nonexempt "prohibited transaction" under ERISA or the Code.

3. Representations and Warranties of Seller. Seller represents and warrants that:

         (a) Due Authorization. This Agreement has been duly authorized, executed and delivered by Seller and constitutes a legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.

         (b) Organization and Authority. Seller has been duly organized and is validly existing in good standing under the laws of Maryland, with full power and authority to own or lease and occupy its properties and conduct its business as described in the Prospectus.

         (c) Issuance of the Shares. The Shares have been duly and validly authorized and, when issued and delivered pursuant to this Agreement, will be fully paid and nonassessable and will be listed, subject to notice of issuance, on the New York Stock Exchange effective as of the Closing (as defined below).

         (d) Absence of Conflicts. The execution, delivery and performance of this Agreement and the consummation of transactions contemplated herein do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Seller.

4. Representations and Warranties of Cohen & Steers. Cohen & Steers hereby represents and warrants that:

         (a) Due Authorization. Cohen & Steers has been duly authorized to act as investment adviser on behalf of each Purchaser, and that it has the power and authority to enter into this Agreement on behalf of each Purchaser.

         (b) Ownership Limit. To the best knowledge of Cohen & Steers, the purchase of the Shares by the Purchasers will not cause any person to exceed the Ownership Limit, as defined in Section
                  4.2 of Seller's Amended and Restated Articles of Incorporation. Without limiting the foregoing, (i) Cohen & Steers is not and will not be the actual or constructive (by reason of application of Code Section 544, as modified by
                  Section 856(h) of the Code) of any of the Shares, (ii) third party individuals or entities for which Cohen & Steers acts as an investment adviser will be the actual owners of the Shares, and (iii) to the best knowledge of Cohen & Steers, the purchase of the Shares will not cause any of the Purchasers to actually or constructively (by reason of application of Code
                  Section 544, as modified by Section 856(h) of the Code) own shares of stock of Seller with an aggregate value in excess of 9.8% of the aggregate value of all outstanding stock of Seller.

5. Conditions to Obligations of the Parties. The obligations of the parties hereto to effect the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver at or prior to the Closing of the following conditions:

         (a) each of the representations and warranties of the parties hereto shall be true and correct in all respects; and

         (b) at Closing (as defined below), the Purchaser shall have received the favorable opinion of counsel to the Seller, dated as of the Closing, in form and substance reasonably satisfactory to the Purchaser.

6. Closing. The transactions contemplated hereby shall be consummated on September 25, 2003 (such time and date of payment and delivery being herein called the "Closing") on a delivery versus payment basis in accordance with the "DTC ID System" through Jeffries & Company,

         Inc., or any appropriate affiliate thereof (with each party to pay a commission of $.01 per share to Jeffries & Company, Inc.).

7. Governing Law. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York.

8. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject mater hereof and may be amended only in a writing that is executed by each of the parties hereto.

9. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.


                                        SUMMIT PROPERTIES INC.


                                        By: /s/ Gregg D. Adzema
                                            ------------------------------------
                                            Name:  Gregg D. Adzema
                                            Title: Executive Vice President and
                                                   Chief Financial Officer



                                        COHEN & STEERS CAPITAL MANAGEMENT, INC., on behalf of itself and on behalf of the Purchasers specified on Schedule A


                                        By: /s/ Joseph M. Harvey
                                            ------------------------------------
                                            Name:  Joseph M. Harvey
                                            Title: President